UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2022
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2022, the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Jason Meyerhoeffer, Karl Bollingberg, Kim DeVore, Wan-Chong Kung and Elsie Meeks had been elected to the Bank’s Board of Directors (the “Board”) for terms commencing on January 1, 2023, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 4, 2022. At the time of that filing, the Board committee assignments for 2023 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2023.

Board Committee Assignments

On December 7, 2022 the Board approved the following 2023 committee appointments for all directors:

Executive and Governance Committee	Housing and Community Investment Committee

Ellen Lamale, Chair	Elsie Meeks, Chair
Karl Bollingberg, Vice Chair	Cleon Butterfield, Vice Chair
Ruth Bennett	Ruth Bennett
Teresa Keegan	Douglas DeFries
Joe Kesler	Amy Johnson
John Klebba	Russell Lau
Lauren MacVay
Jason Meyerhoeffer
Elsie Meeks

Audit Committee	Human Resources and Compensation Committee

Ruth Bennett, Chair	Teresa Keegan, Chair
John Klebba, Vice Chair	Douglas DeFries, Vice Chair
Cleon Butterfield	Kim DeVore
Edward Garding	Chris Grimm
James Hunt	Jon Jones
Russell Lau	Elsie Meeks
Elsie Meeks	Carol Nelson

Technology Committee	Member Committee

Lauren MacVay, Chair	Joe Kesler, Chair
Carol Nelson, Vice Chair	Jon Jones, Vice Chair
Kim DeVore	Steven Bumann
Amy Johnson	Douglas DeFries
Jason Meyerhoeffer	Chris Grimm
Siva Narendra	Teresa Keegan
Wan-Chong Kung

Finance Committee	Risk and Compliance Committee

Jason Meyerhoeffer, Chair	John Klebba, Chair
Wan-Chong Kung, Vice Chair	Lauren MacVay, Vice Chair
Ruth Bennett	Steven Bumann
Cleon Butterfield	Edward Garding
Amy Johnson	James Hunt
Joe Kesler	Ellen Lamale
Russell Lau	Siva Narendra

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 8, 2022	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Interim General Counsel and Corporate Secretary